UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 12, 2005

GREENS WORLDWIDE INCORPORATED

(Exact name of registrant as specified in its charter)

Arizona	000-25025	86-0718104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

346 Woodland Church Road, Hertford, North Carolina 27944

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code 252-264-2064

Item 4.01

Changes in Registrant’s Certifying Accountant

(a)

On December 12, 2005, the Board of Directors of Greens Worldwide Incorporated (“Registrant’) dismissed Epstein, Weber & Conover, PLC (“Epstein”), who was engaged on November 10, 2005, with the subsequent dismissal on November 11, 2005, of Hansen, Barnett & Maxwell (“HBM”) as the Registrant’s independent registered public accounting firm. Therefore, Epstein performed no audit or audit-related services for the Company

(b)

As was set forth in the Company's Current Report on Form 8-K dated November 11, 2005, HBM’s reports on the Registrant’s financial statements as of and for the years ended December 31, 2004 and 2003 and for the period January 2, 2002 through December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles; however each year-end report for years ended December 31, 2004 and 2003 contained a modification paragraph that expressed substantial doubt about the Registrant’s ability to continue as a going concern.

(c)

During the period from November 10, 2005, the date the Registrant engaged Epstein, through December 12, 2005, there were no disagreements with Epstein on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Epstein, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Registrant’s period nor through December 12, 2005.

As was also set forth in the Company's Current Report on Form 8-K dated November 11, 2005,  during the period from January 2, 2002, the date the Registrant engaged HBM, through November 10, 2005, there were no disagreements with HBM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HBM, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Registrant’s period nor through November 10, 2005.

(d)

The Registrant has engaged Most & Company, LLP (“Mostco”) (as of December 12, 2005) to serve as its independent public accounting firm. During the two years ended December 31, 2004 and through the date hereof, neither the Registrant nor anyone on its behalf consulted Mostco regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, nor has Mostco provided to the Registrant a written report or oral advice regarding such principles or audit opinion.

(e)

The Registrant had requested that Epstein furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Such request was made on December 11, 2005.  .  The Registrant received Epstein, Weber & Conover, PLC’s response by way of letter addressed to the SEC and dated December 22, 2005.  This response is filed as Exhibit 16.1 to this amended Form 8-K.

(f)

The Registrant discussed, in detail with its current auditors, Most & Company LLP (“Most”) each of the Items wherein Epstein, Weber & Conover, PLC disagreed with the statements contained in 4.01(c) of the Registrant’s Form 8K as filed December 15, 2005 and was advised by Most that each of the areas of disagreement referred to have been fully addressed and reported to the satisfaction of Most in the Registrant’s Form 10-QSB for quarter ended September 30, 2005.

Item 9.01

Financial Statements and Exhibits

(c) Exhibits:	Letter from Epstein, Weber & Conover, PLC to the SEC regarding change of certifying accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2006

Greens Worldwide Incorporated

/s/ R. Thomas Kidd

By: ________________________________

R. Thomas Kidd,

President & CEO

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